EXHIBIT 10.1 (c)

                                 EXECUTION COPY

          FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT"), dated as of the 14th day of December, 2000 (the "AMENDMENT DATE"), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"); the financial institutions signatory hereto (the "LENDERS"); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders;

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Loan Agreement, dated as of June 29, 2000 (as heretofore and hereafter amended, modified, supplemented and restated from time to time, the "LOAN AGREEMENT"); and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain definitions and provisions in the Loan Agreement as more specifically set forth below; and

         WHEREAS, the Administrative Agent and the Lenders have agreed to such amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT.

               (a) AMENDMENTS TO ARTICLE 1.

                    (i) Article 1 of the Loan Agreement, DEFINITIONS, is hereby amended by deleting the definition of "SUBSIDIARY" in its entirety and substituting in lieu thereof the following:

               "'SUBSIDIARY' shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership or limited liability company of which more than fifty percent (50%) of the outstanding partnership or membership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person. Notwithstanding the foregoing, Subsidiary shall not include Wireless Alliance nor, for the purposes of determining Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof, PCS Subsidiary; PROVIDED, HOWEVER, that upon written notice to the Administrative Agent, which shall include projections, in form and substance satisfactory to the Administrative Agent, reflecting PRO FORMA compliance with such covenants through the Term Loan C Maturity Date (and the Incremental Facility Maturity Date, if beyond the Term Loan C Maturity Date) the Borrower may make an irrevocable election to include the PCS Subsidiary for the purposes of determining the Borrower's compliance with the foregoing covenants for the remainder of the term of this Loan Agreement (commencing in the calendar quarter immediately following the date such notice is received)."

                    (ii) Article 1 of the Loan Agreement, DEFINITIONS, is hereby amended by adding the following definition in its proper alphabetical order:

               "'PCS SUBSIDIARY' shall mean any wholly-owned Subsidiary of the Borrower formed for the sole purposes of acquiring, constructing, holding and/or operating all or part of the PCS System-related assets of the Borrower and having no other assets or Licenses."

               (b) AMENDMENT TO ARTICLE 2.

                    (i) AMENDMENT TO SECTION 2.7(b)(v). Section 2.7(b)(v) of the Loan Agreement, REPAYMENTS, EXCESS CASH FLOW, is hereby amended by deleting the second sentence of such subsection and substituting in lieu thereof the following:

               "Subject to Section 2.7(b)(xii) hereof, the amount of the Excess Cash Flow required to be repaid under this Section 2.7(b)(v) shall be applied first to the Term Loans then outstanding (on a pro rata basis for all Term Loans) in inverse order of maturity for each Term Loan and, if applicable, the Incremental Facility Loans (if in the form of a term loan), second to the Revolving Loans and, if applicable, to the Incremental Facility Loans (if in the form of a revolver)."

                    (ii) AMENDMENT TO SECTION 2.7(b)(vi). Section 2.7(b)(vi) of the Loan Agreement, REPAYMENTS, ASSETS SALES, is hereby amended by deleting the second sentence of such section in its entirety and substituting in lieu thereof the following:

               "Subject to Section 2.7(b)(xii) hereof, the amount of the Net Proceeds required to be repaid under this Section 2.7(b)(vi) shall be applied to the Term Loans then outstanding and, if applicable, the Incremental Facility Loans then outstanding (if in the form of a term loan) (on a pro rata basis for all Term Loans and, if applicable, the Incremental Facility Loans in inverse order of maturity for each Term Loan and, if applicable, the Incremental Facility Loans), second to the Revolving Loans and, if applicable, to the Incremental Facility Loans (if in the form of a revolver)."

               (c) AMENDMENTS TO ARTICLE 7.

                    (i) AMENDMENT TO SECTION 7.1(i). Section 7.1(i) of the Loan Agreement, INDEBTEDNESS OF THE BORROWER AND ITS SUBSIDIARIES, is hereby amended by deleting Section 7.1(i) in its entirety and substituting in lieu thereof the following:

               "(i) Indebtedness which does not exceed $5,000,000 in the aggregate at any one time outstanding; PROVIDED, HOWEVER, that such Indebtedness is (i) purchase money Indebtedness of the Borrower or any of its Subsidiaries that is incurred or assumed to finance part or all of (but not more than) the purchase price of a tangible asset in which neither the Borrower nor such Subsidiary had at any time prior to such purchase any interest other than a security interest or an interest as lessee under an operating lease or (ii) Capitalized Lease Obligations; PROVIDED, FURTHER, THAT the Borrower may incur Capitalized Lease Obligations hereunder in connection with a sale-leaseback transaction of all or part of its towers (which transaction shall be in form and substance satisfactory to the Administrative Agent) in an amount which, when added to any other Indebtedness outstanding under this subsection 7.1(i) at such time, shall not exceed $100,000,000 in the aggregate."

                    (ii) AMENDMENT TO SECTION 7.6(c). Section 7.6(c) of the Loan Agreement, INVESTMENTS AND ACQUISITIONS, is hereby amended by deleting Section 7.6(c) in its entirety and substituting in lieu thereof the following:

               "(c) So long as no Default then exists or would be caused thereby, the Borrower or any of its Subsidiaries may make Investments, whether by Capital Expenditure or otherwise, in (i) Cellular Systems, or the right to construct a Cellular System (including without limitation, associated construction costs), in an RSA or an MSA or a BTA (in the case of a PCS System) which is primarily within the same geographic area as or contiguous to a Cellular System then owned by the Borrower or any of its Subsidiaries, or (ii) PCS Subsidiary, which Investments hereunder shall not exceed $50,000,000 in the aggregate and may be made without the consent of the Lenders; PROVIDED, HOWEVER, that
         (i) in the case of any equity investment, any equity interests received in connection with such Investment are pledged as Collateral for the Obligations; and (ii) in the case of any loan or extension of Indebtedness, such loan is evidenced by a promissory note which is assigned as Collateral for the Obligations;"

                    (iii) AMENDMENT TO SECTION 7.6(d). Section 7.6(d) of the Loan Agreement, INVESTMENTS AND ACQUISITIONS, is hereby amended by deleting
Section 7.6(d) in its entirety and substituting in lieu thereof the following:

               "(d) So long as no Default then exists or would be caused thereby, the Borrower or any of its Subsidiaries may make Investments in Wireless Alliance in an aggregate amount not to exceed $65,000,000 (which amount shall include, without limitation, any Investment in Wireless Alliance made prior to the Agreement Date, but exclude Acquisitions made pursuant to Section 7.6(b) hereof and Investments made pursuant to Section 7.6(e) hereof); PROVIDED, HOWEVER, that (i) in the case of any equity investment, any equity interests received in connection with such Investment are pledged as Collateral for the Obligations and (ii) in the case of any loan or extension of Indebtedness, such loan is evidenced by a promissory note which is assigned as Collateral for the Obligations;"

                    (iv) AMENDMENT TO SECTION 7.8. Section 7.8 of the Loan Agreement, TOTAL LEVERAGE RATIO, is hereby amended by deleting Section 7.8 in its entirety and substituting in lieu thereof the following:

               "Section 7.8 TOTAL LEVERAGE RATIO. (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit its Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

                PERIOD                                               TOTAL LEVERAGE RATIO
                ------                                               --------------------

                January 1, 2001 through                                       7.90:1.00
                March 31, 2001

                April 1, 2001 through                                         7.50:1.00
                June 30, 2001

                July 1, 2001 through                                          6.50:1.00
                December 31, 2001

                January 1, 2002 through                                       6.25:1.00
                March 31, 2002

                April 1, 2002 through                                         6.00:1.00
                December 31, 2002

                January 1, 2003 and thereafter                                5.00:1.00"

                    (v) AMENDMENT TO SECTION 7.9. Section 7.9 of the Loan Agreement, SENIOR LEVERAGE RATIO, is hereby amended by deleting Section 7.9 in its entirety and substituting in lieu thereof the following:

               "Section 7.9 SENIOR LEVERAGE RATIO. (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) the principal amount of the Loans outstanding on such date to (ii) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may
          be) to exceed the ratios set forth below during the periods indicated:

                PERIOD                                               SENIOR LEVERAGE RATIO
                ------                                               ---------------------

                January 1, 2001 through                              7.25:1.00
                March 31, 2001

                April 1, 2001 through                                         6.75:1.00
                June 30, 2001

                July 1, 2001 through                                          5.50:1.00
                March 31, 2002

                April 1, 2002 through                                         5.00:1.00
                December 31, 2002

                January 1, 2003 and thereafter                                4.50:1.00"

                    (vi) AMENDMENT TO SECTION 7.11. Section 7.11 of the Loan Agreement, ANNUALIZED OPERATING CASH FLOW TO INTEREST EXPENSE, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

               "Section 7.11 ANNUALIZED OPERATING CASH FLOW TO INTEREST EXPENSE.
          (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to (ii) its Interest Expense for the twelve (12) calendar months immediately preceding the calculation date to be less than the ratios set forth below for the periods indicated:

                                                                       ANNUALIZED OPERATING CASH
                PERIOD                                               FLOW TO INTEREST EXPENSE
                ------                                               ------------------------

                January 1, 2001 through                                       1.25:1.00
                June 30, 2001

                July 1, 2001 through                                          1.50:1.00
                March 31, 2002

                April 1, 2002 through                                         1.75:1.00
                June 30, 2002

                July 1, 2002 and                                              2.00:1.00
                thereafter"

               (d) AMENDMENT TO SECTION 11.5. The first paragraph of Section 11.5(c) of the Loan Agreement, ASSIGNMENT, is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following :

               "(c) Each Lender may at any time enter into assignment agreements or participations with one or more other banks or other Persons pursuant to which each Lender may assign or participate its interest under this Agreement and the other Loan Documents, including, its interest in any particular Advance or portion thereof; PROVIDED, HOWEVER, that (i) all assignments (other than assignments described in clause (b) hereof) shall be in minimum principal amounts of the lesser of (X)(1) $5,000,000 for the Revolving Loan Commitments, the Swing Line Commitment and Term Loan A Loans, and if applicable, the Incremental Facility Commitments (if in the form of a revolver and in a single assignment only) and (2) $1,000,000 for the Term Loan B Loans and Term Loan C Loans, and if applicable, the Incremental Facility Loans, (if in the form of a term loan), and (Y) the amount of such Lender's Commitment or Incremental Facility Commitment (in a single assignment only), and (ii) all assignments (other than assignments described in clause (b) hereof) and participations hereunder shall be subject to the following additional terms and conditions:"

          2. WAIVER TO CREDIT AGREEMENT. The Required Lenders and the Administrative Agent hereby waive compliance by the Borrower with Section 7.12 of the Loan Agreement, FIXED CHARGE COVERAGE RATIO, for the period from January 1, 2001 through March 31, 2001. This waiver is effective for that period only and the Borrower shall be required to comply with Section 7.12 at all other times.

          3. AMENDMENT FEE. On the Amendment Date, the Borrower shall pay to the Administrative Agent on behalf of the Lenders executing this Amendment an amendment fee in the amount of 0.125% of the sum of (a) the aggregate outstanding Loans (other than the outstanding Revolving Loans, Incremental Facility Loans and Swing Line Loans) of the Lenders executing this Amendment and
(b) the Revolving Loan Commitments of the Lenders executing this Amendment (such sum, the "AMENDMENT FEE"). The Administrative Agent shall distribute pro rata to each Lender executing this Amendment a portion of the Amendment Fee based on such Lender's portion of the outstanding Loans (other than the outstanding Revolving Loans, Incremental Facility Loans and Swing Line Loans) and such Lender's Revolving Loan Commitment. The Amendment Fee shall be fully earned when due and non-refundable when paid.

          4. AMENDMENT TO LOAN DOCUMENTS. All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendment contained in this Amendment.

          5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

               (a) each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

               (b) the Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

               (c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and this Amendment and the Loan Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

               (d) the execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

          6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to:

               (a) receipt by the Administrative Agent of duly executed counterpart signature pages of the Borrower and the Required Lenders to this Amendment;

               (b) all of the representations and warranties of the Borrower under Section 5 hereof being true and correct in all material respects, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

               (c) receipt by the Administrative Agent of the Amendment Fee;

               (d) consummation of the Saco River Acquisition on substantially the terms and conditions set forth in the Saco River Agreement; and

               (e) receipt of any other documents or instruments that the Administrative Agent, the Lenders signatory hereto or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

          7. NO OTHER AMENDMENT OR WAIVER. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent and the Lenders, or the Required Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

          8. LOAN DOCUMENTS. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

          9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          10. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

          11. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:             RURAL CELLULAR CORPORATION, a Minnesota corporation


                      By:         // WESLEY E. SCHULTZ //
                          -----------------------------------------------------
                           Name:     WESLEY E. SCHULTZ
                                 ----------------------------------------------
                           Title:    EVP & CFO
                                 ----------------------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:          TORONTO DOMINION (TEXAS), INC.,
                      as Administrative Agent and as a Lender

                      By:         // NEVA NESBITT //
                           ----------------------------------------------------
                            Name:    NEVA NESBITT
                                 ----------------------------------------------
                            Its:     VICE PRESIDENT
                                 ----------------------------------------------

                 ABN AMRO BANK N.V., as a Lender

                 By:              // THOMAS ROGERS //
                      ----------------------------------------------------
                      Name:          THOMAS ROGERS
                           -----------------------------------------------
                      Its:           GROUP VICE PRESIDENT
                           -----------------------------------------------


                 By:              // MICHAEL A. KOWALCZUK //
                      ----------------------------------------------------
                      Name:          MICHAEL A. KOWALCZUK
                           -----------------------------------------------
                      Its:           ASSISTANT VICE PRESIDENT
                           -----------------------------------------------


                 ALLFIRST BANK, as a Lender

                 By:               //THOMAS P. MCLOUGHLIN III //
                     -----------------------------------------------------
                      Name:          THOMAS P. MCLOUGHLIN III
                          ------------------------------------------------
                      Its:           VICE PRESIDENT
                          ------------------------------------------------


                 AMARA-I FINANCE, LTD., as a Lender
                 By:  INVESCO Senior Secured Management, Inc., as Subadvisor

                 By:               //KATHLEEN A. LENARCIC //
                     -----------------------------------------------------
                      Name:          KATHLEEN A. LENARCIC
                          ------------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                          ------------------------------------------------


                 AMARA 2 FINANCE, LTD., as a Lender
                 By:  INVESCO Senior Secured Management, Inc., as Subadvisor

                 By:              // KATHLEEN A. LENARCIC//
                      ----------------------------------------------------
                      Name:          KATHLEEN A. LENARCIC
                          ------------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                          ------------------------------------------------


                 AVALON CAPITAL LTD., as a Lender
                 By:  INVESCO Senior Secured Management, Inc.,
                      as Portfolio Manager

                 By:              // KATHLEEN A. LENARCIC //
                      ----------------------------------------------------
                      Name:          KATHLEEN A. LENARCIC
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                           -----------------------------------------------


                 AVALON CAPITAL LTD. 2, as a Lender
                 By:  INVESCO Senior Secured Management, Inc.,
                      as Portfolio Manager

                 By:              // KATHLEEN A. LENARCIC //
                      ----------------------------------------------------
                      Name:          KATHLEEN A. LENARCIC
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                           -----------------------------------------------


                 ARCHIMEDES FUNDING II, LTD., as a Lender
                 By:  ING Capital Advisors LLC, as Collateral Manager

                 By:              // JONATHAN DAVID //
                      ----------------------------------------------------
                      Name:          JONATHAN DAVID
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------

                 ARCHIMEDES FUNDING III, LTD., as a Lender
                 By:  ING Capital Advisors LLC, as Collateral Manager

                 By:              // JONATHAN DAVID //
                      ----------------------------------------------------
                      Name:          JONATHAN DAVID
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as a Lender
                 By:  ING Capital Advisors LLC, as Investment Manager

                 By:              // JONATHAN DAVID //
                      ----------------------------------------------------
                      Name:          JONATHAN DAVID
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 SEQUILS-ING I (HBDGM), LTD., as a Lender
                 By:  ING Capital Advisors LLC, as Collateral Manager

                 By:              // JONATHAN DAVID //
                      ----------------------------------------------------
                      Name:          JONATHAN DAVID
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 SWISS LIFE US RAINBOW LIMITED, as a Lender
                 By:  ING Capital Advisors LLC, as Investment Manager

                 By:              // JONATHAN DAVID //
                      ----------------------------------------------------
                      Name:          JONATHAN DAVID
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------

                 ADDISON CDO, LIMITED, as a Lender
                 By:  Pacific Investment Management Company, LLC,
                      as its Investment Advisor

                 By:             // MOHAN V. PHANSALKAR//
                      ----------------------------------------------------
                      Name:         MOHAN V. PHANSALKAR
                           -----------------------------------------------
                      Its:          SENIOR VICE PRESIDENT
                           -----------------------------------------------


                 ATHENA CDO, LIMITED, as a Lender
                 By:  Pacific Investment Management Company, LLC,
                      as its Investment Advisor

                 By:                //MOHAN V. PHANSALKAR//
                      ----------------------------------------------------
                      Name:           MOHAN V. PHANSALKAR
                           -----------------------------------------------
                      Its:            SENIOR VICE PRESIDENT
                           ------------------------------------------------


                 CAPTIVA II FINANCE LTD., as a Lender

                 By:               //DAVID DYER//
                     -----------------------------------------------------
                      Name:          DAVID DYER
                           -----------------------------------------------
                      Its:           DIRECTOR
                           -----------------------------------------------

                 CAPTIVA III FINANCE LTD., as a Lender
                 as advised by Pacific Investment Management Company, LLC

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 CAPTIVA IV FINANCE LTD., as a Lender
                 as advised by Pacific Investment Management Company, LLC

                 By:
                      ----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                          ------------------------------------------------

                 BANK OF AMERICA, N.A., as a Lender and as a Swing Line Lender

                 By:              // RICHARD M. PECK//
                     -----------------------------------------------------
                      Name:          RICHARD M. PECK
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 BANK OF MONTREAL, as a Lender

                 By:               //PAUL A. WEISSENBERGER//
                      ----------------------------------------------------
                      Name:          S. VALIA
                           -----------------------------------------------
                      Its:           MANAGING DIRECTOR
                           -----------------------------------------------


                 THE BANK OF NOVA SCOTIA, as a Lender


                 By:               //P.A. WEISSENBERGER//
                     -----------------------------------------------------
                      Name:          P.A. WEISSENBERGER
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                           -----------------------------------------------


                 BANKERS TRUST COMPANY, as a Lender


                 By:               //SCOTTYE D. LINDSEY //
                     -----------------------------------------------------
                      Name:          SCOTTYE D. LINDSEY
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 BNP PARIBAS, as a Lender

                 By:               //SERGE DESRAYAUND//
                     -----------------------------------------------------
                      Name:          SERGE DESRAYAUD
                           -----------------------------------------------
                      Its:           HEAD OF MEDIA TELECOM ASSET MANAGEMENT
                           -----------------------------------------------


                 By:               //GREG W. BONARDI//
                     -----------------------------------------------------
                      Name:          GREGG W. BONARDI
                           -----------------------------------------------
                      Its:           DIRECTOR
                           -----------------------------------------------


                 CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender

                 By:
                      ----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------

                 CENTURION CDO II, LTD., as a Lender
                 By: American Express Asset Management Group, Inc., as Collateral Manager

                 By:               //STEVEN B. STAVER//
                      ----------------------------------------------------
                      Name:          STEVEN B. STAVER
                           -----------------------------------------------
                      Its:           MANAGING DIRECTOR
                           -----------------------------------------------


                 THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

                 By:               //JOHN P. SIRICIO, II//
                     -----------------------------------------------------
                      Name:          JOHN P. SIRICIO, II
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 CITIZENS BANK OF MASSACHUSETTS, as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------

                 CITY NATIONAL BANK, as a Lender

                 By:               //AARON COHEN //
                     -----------------------------------------------------
                      Name:          AARON COHEN
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------



                 COBANK, ACB, as a Lender

                 By:               //TERESA L. FOUNTAIN//
                     -----------------------------------------------------
                      Name:          TERESA L. FOUNTAIN
                           -----------------------------------------------
                      Its:           ASSISTANT CORPORATE SECRETARY
                           -----------------------------------------------


                 COLUMBUS LOAN FUNDING LTD., as a Lender
                 By:  Travelers Asset Management International Company LLC

                 By:               //WILLIAM M. GARDNER//
                     -----------------------------------------------------
                      Name:          WILLIAM M. GARDNER
                           -----------------------------------------------
                      Its:           ASSISTANT INVESTMENT OFFICER
                           -----------------------------------------------


                 THE TRAVELERS INSURANCE COMPANY, as a Lender

                 By:               //WILLIAM M. GARDNER//
                     -----------------------------------------------------
                      Name:          WILLIAM M. GARDNER
                           -----------------------------------------------
                      Its:           ASSISTANT INVESTMENT OFFICER
                           -----------------------------------------------


                 TRAVELERS CORPORATE LOAN FUND INC., as a Lender
                 By:  Travelers Asset Management International Company LLC

                 By:               //WILLIAM M. GARDNER//
                     -----------------------------------------------------
                      Name:          WILLIAM M. GARDNER
                           -----------------------------------------------
                      Its:           ASSISTANT INVESTMENT OFFICER
                          ------------------------------------------------

                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

                 By:               //DOUGLAS W. ZYLSTRA //
                     -----------------------------------------------------
                      Name:          DOUGLAS W. ZYLSTRA
                           -----------------------------------------------
                      Its:           SENIOR VICE PRESIDENT
                           -----------------------------------------------


                 By:              // IAN REECE //
                     -----------------------------------------------------
                      Name:          IAN REECE
                           -----------------------------------------------
                      Its:           SENIOR CREDIT OFFICER
                           -----------------------------------------------


                 CREDIT AGRICOLE INDOSUEZ, as a Lender

                 By:              // JOHN MCCLOSKEY//
                     -----------------------------------------------------
                      Name:          JOHN MCCLOSKEY
                           -----------------------------------------------
                      Its:           EXECUTIVE VICE PRESIDENT
                           -----------------------------------------------


                 By:              // MARK J. WHITMAN   //
                     -----------------------------------------------------
                      Name:          MARK J. WHITMAN
                           -----------------------------------------------
                      Its:           ASSISTANT VICE PRESIDENT
                           -----------------------------------------------


                 CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
                 By:  CypressTree Investment Management Company, Inc.
                       as Portfolio Manager

                 By:
                      ----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
                 By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                 By:
                      ----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                 By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                          ------------------------------------------------


                 NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
                 By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                          ------------------------------------------------


                 THE DAI-ICHI KANGYO BANK, LTD., as a Lender

                 By:               //MARVIN MIREL LAZAR //
                     -----------------------------------------------------
                      Name:          MARVIN MIREL LAZAR
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 DEBT STRATEGIES FUND, INC., as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 DEBT STRATEGIES FUND II, INC., as a Lender

                 By:               //ANDREW C. LIGGIO //
                     -----------------------------------------------------
                      Name:          ANDREW C. LIGGIO
                           -----------------------------------------------
                        Its:         AUTHORIZED SIGNATORY
                            ----------------------------------------------


                 DEBT STRATEGIES FUND III, INC., as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 MASTER SENIOR FLOATING RATE TRUST, as a Lender

                 By:               //ANDREW C. LIGGIO  //
                     -----------------------------------------------------
                      Name:          ANDREW C. LIGGIO
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                          ------------------------------------------------


                 MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                 BANK LOAN INCOME PORTFOLIO, as a Lender
                 By:  Merrill Lynch Investment Managers, L.P.,
                      as Investment Advisor

                 By:               //ANDREW C. LIGGIO//
                     -----------------------------------------------------
                      Name:          ANDREW C. LIGGIO
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                           -----------------------------------------------


                 MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                 By:  Merrill Lynch Investment Managers, L.P.,
                      as Investment Advisor

                 By:              // ANDREW C. LIGGIO //
                     -----------------------------------------------------
                      Name:          ANDREW C. LIGGIO
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                           -----------------------------------------------

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender

                 By:              // ANDEW C. LIGGIO  //
                     -----------------------------------------------------
                      Name:          ANDREW C. LIGGIO
                           -----------------------------------------------
                      Its:           AUTHORIZED SIGNATORY
                           -----------------------------------------------



                 DEXIA CREDIT LOCAL DE FRANCE - NEW YORK AGENCY, as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------

                 EATON VANCE CDO III, LTD., as a Lender

                 By:              // SCOTT H. PAGE //
                      ----------------------------------------------------
                      Name:          SCOTT H. PAGE
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
                 By: Eaton Vance Management,
                     as Investment Advisor

                 By:              // SCOTT H. PAGE  //
                      ----------------------------------------------------
                      Name:          SCOTT H. PAGE
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 EATON VANCE SENIOR INCOME TRUST, as a Lender
                 By: Eaton Vance Management,
                     as Investment Advisor

                 By:              // SCOTT H. PAGE //
                      ----------------------------------------------------
                      Name:          SCOTT H. PAGE
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 GRAYSON & CO, as a Lender
                 By:  Boston Management and Research,
                      as Investment Advisor

                 By:              // SCOTT H. PAGE //
                      ----------------------------------------------------
                      Name:          SCOTT H. PAGE
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 OXFORD STRATEGIC INCOME FUND, as a Lender
                 By: Eaton Vance Management,
                     as Investment Advisor

                 By:             //  SCOTT H. PAGE  //
                      ----------------------------------------------------
                      Name:          SCOTT H. PAGE
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------

                 SENIOR DEBT PORTFOLIO, as a Lender
                 By:  Boston Management and Research,
                      as Investment Advisor

                 By:              //                //
                      ----------------------------------------------------
                      Name:          SCOTT H. PAGE
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 ELC (CAYMAN) LTD. 2000-1, as a Lender

                 By:                 N/A
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 TRYON CLO LTD. 2000-1, as a Lender

                 By:             //  ADRIENNE MUSGNUG //
                     -----------------------------------------------------
                      Name:          ADRIENNE MUSGNUG
                           -----------------------------------------------
                      Its:           DIRECTOR
                           -----------------------------------------------



                 ELF FUNDING TRUST, as a Lender
                 By:  Highland Capital Management, L.P.
                      as Collateral Manager

                 By:               //MARK K. OKADA, CFA //
                      ----------------------------------------------------
                      Name:          MARK K. OKADA, CFA
                           -----------------------------------------------
                      Its:           EXECUTIVE VICE PRESIDENT
                           -----------------------------------------------


                 EMERALD ORCHARD LIMITED, as a Lender

                 By:              // DAVID G. PARKER//
                      ----------------------------------------------------
                      Name:          DAVID G. PARKER
                           -----------------------------------------------
                      Its:           ATTORNEY IN FACT
                           -----------------------------------------------


                 HIGHLAND LEGACY LIMITED, as a Lender
                 By:  Highland Capital Management, L.P.
                      as Collateral Manager

                 By:              // MARK K. OKADA, CFA //
                      ----------------------------------------------------
                      Name:          MARK K. OKADA, CFA
                           -----------------------------------------------
                      Its:           EXECUTIVE VICE PRESIDENT
                           -----------------------------------------------

                 FIRST UNION NATIONAL BANK, as a Lender

                 By:              // HARRY E. ELLIS //
                     -----------------------------------------------------
                      Name:          HARRY E. ELLIS
                           -----------------------------------------------
                      Its:           MANAGING DIRECTOR, SENIOR VICE PRESIDENT
                           -----------------------------------------------


                 FIRSTAR BANK, N.A., as a Lender

                 By:              // DOUGLAS P. BEST   //
                     -----------------------------------------------------
                      Name:          DOUGLAS P. BEST
                           -----------------------------------------------
                      Its:           BANKING OFFICER
                          ------------------------------------------------

                 FLEET NATIONAL BANK, as a Lender

                 By:               //KAY H. CAMPBELL //
                     -----------------------------------------------------
                      Name:          KAY H. CAMPBELL
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 FRANKLIN FLOATING RATE TRUST, as a Lender

                 By:              // CHAUNCEY LUFKIN  //
                     -----------------------------------------------------
                      Name:          CHAUNCEY LUFKIN
                           -----------------------------------------------
                      Its:           VICE PRESIDENT
                           -----------------------------------------------


                 GALAXY CLO 1999-1, LTD., as a Lender
                 By:  SAI Investment Adviser, Inc.
                      its Collateral Manager

                 By:             //  CHRISTOPER F. OCHI   //
                     -----------------------------------------------------
                      Name:          CHRISTOPHER F. OCHI
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

                 By:              // BRIAN P. WARD  //
                     -----------------------------------------------------
                      Name:          BRIAN P. WARD
                           -----------------------------------------------
                      Its:           MANAGER-OPERATIONS
                           -----------------------------------------------


                 GREAT POINT CLO 1999-1 LTD., as a Lender

                 By:               //DIANE J. EXTER//
                      ----------------------------------------------------
                      Name:          DIANE J. EXTER
                           -----------------------------------------------
                      Its:           EXECUTIVE VICE PRESIDENT, PORTFOLIO MANAGER
                           -----------------------------------------------


                 SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

                 By:              // DIANE J. EXTER //
                      ----------------------------------------------------
                      Name:          DIANE J. EXTER
                           -----------------------------------------------
                      Its:           EXECUTIVE VICE PRESIDENT, PORTFOLIO MANAGER
                           -----------------------------------------------


                 HARCH CLO I, LTD., as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 HOWARD BANK, N.A., as a Lender

                 By:               //MICHAEL W. QUINN //
                     -----------------------------------------------------
                      Name:          MICHAEL W. QUINN
                           -----------------------------------------------
                      Its:           SENIOR VICE PRESIDENT
                           -----------------------------------------------

                 IBM CREDIT CORPORATION, as a Lender

                 By:              // THOMAS S. CURCIO //
                     -----------------------------------------------------
                      Name:          THOMAS S. CURCIO
                           -----------------------------------------------
                      Its:           MANAGER OF CREDIT
                           -----------------------------------------------


                 KEMPER FLOATING RATE FUND, as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                          ------------------------------------------------


                 KEY CORPORATE CAPITAL, INC., as a Lender

                 By:              // LAURA E. FINLIN //
                     -----------------------------------------------------
                      Name:          LAURA E. FINLIN
                           -----------------------------------------------
                      Its:           CORPORATE BANKING OFFICER
                           -----------------------------------------------


                 KZH CRESCENT LLC, as a Lender

                 By:              // KIMBERLY ROWE  //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH CRESCENT-2 LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH HIGHLAND-2 LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           ------------------------------------------------


                 KZH ING-1 LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------

                 KZH ING-2 LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH ING-3 LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH LANGDALE LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH PAMCO LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH RIVERSIDE LLC, as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 KZH SOLEIL LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH SOLEIL-2 LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------


                 KZH STERLING LLC, as a Lender

                 By:              // KIMBERLY ROWE //
                     -----------------------------------------------------
                      Name:          KIMBERLY ROWE
                           -----------------------------------------------
                      Its:           AUTHORIZED AGENT
                           -----------------------------------------------

                 LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND,
                   as a Lender
                 By:  Stein Roe & Farnham Incorporated, As Advisor

                 By:             //  JAMES R. FELLOWS //
                     -----------------------------------------------------
                      Name:          JAMES R. FELLOWS
                           -----------------------------------------------
                      Its:           SR. VICE PRESIDENT & PORTFOLIO MANAGER
                           -----------------------------------------------


                 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender

                 By:              // JAMES R. FELLOWS //
                     -----------------------------------------------------
                      Name:          JAMES R. FELLOWS
                           -----------------------------------------------
                      Its:           SR. VICE PRESIDENT
                           -----------------------------------------------
                      Stein Roe & Farnham Incorporated, as Advisor
                      to the Stein Roe Floating Rate Limited Liability Company


                 STEIN ROE & FARNHAM INCORPORATED, as a Lender as agent for Keyport Life Insurance Company

                 By:              // JAMES R. FELLOWS //
                     -----------------------------------------------------
                      Name:          JAMES R. FELLOWS
                           -----------------------------------------------
                      Its:           SR. VICE PRESIDENT & PORTFOLIO MANAGER
                           -----------------------------------------------


                 FLEET NATIONAL BANK
                 As Trust Administrator for Long Lane Master Trust IV,
                   as a Lender

                 By:               //RENEE NADLER//
                      ----------------------------------------------------
                      Name:          RENEE  NADLER
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 MERITA BANK PLC, as a Lender

                 By:              // CHARLES J. LANSDOWN //
                     -----------------------------------------------------
                      Name:          CHARLES J. LANSDOWN
                           -----------------------------------------------
                      Its:           SENIOR VICE PRESIDENT
                           -----------------------------------------------

                 By:              // CARLTON STEELE  //
                     -----------------------------------------------------
                      Name:          CARLTON STEELE
                           -----------------------------------------------
                      Its:           ASSISTANT VICE PRESIDENT
                           -----------------------------------------------


                 METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

                 By:
                     -----------------------------------------------------
                      Name:
                           -----------------------------------------------
                      Its:
                           -----------------------------------------------


                 ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                 By:  Pilgrim Investments, Inc.
                      as its investment manager

                 By:              // MARK F. HAAK //
                     -----------------------------------------------------
                      Name:          MARK F. HAAK
                           -----------------------------------------------
                      Its:           ASSISTANT VICE PRESIDENT
                           -----------------------------------------------

                 PILGRIM PRIME RATE TRUST, as a Lender
                 By:  Pilgrim Investments, Inc.
                      as its investment manager

                 By:              // MARK F. HAAK//
                     -----------------------------------------------------
                      Name:          MARK F. HAAK
                           -----------------------------------------------
                      Its:           ASSISTANT VICE PRESIDENT
                           -----------------------------------------------


                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender

                 By:              // SHEILA A. FINNERTY//
                     -----------------------------------------------------
                      Name:          SHEILA A. FINNERTY
                           -----------------------------------------------
                      Its:           SENIOR VICE PRESIDENT
                           -----------------------------------------------